Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

FT Cboe Vest Gold Strategy Quarterly Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

December 1, 2021

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On November 30, 2021, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of December 1, 2021. The new Target Outcome Period will end on February 28, 2022. The cap for the Fund for the Target Outcome Period beginning on December 1, 2021 is set forth below.

FT Cboe Vest Gold Strategy Quarterly Buffer ETF	3.90% (before fees, expenses and taxes) 3.68% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)

Please Keep this Supplement with your Fund Prospectus for Future Reference